Exhibit 99.1
EARNINGS RELEASE

By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:	Jeffrey S. Musser Bradley S. Powell
President and Chief Executive Officer    Senior Vice President and Chief Financial Officer
(206) 674-3433     (206) 674-3412
FOR IMMEDIATE RELEASE
__________________________________________________________________________________________________________________________________________________________________________
EXPEDITORS REPORTS THIRD QUARTER 2015 EPS OF $0.62 PER SHARE 1
SEATTLE, WASHINGTON - November 3, 2015, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced third quarter 2015 financial results including the following highlights:

•	Revenues decreased 3% to $1.7 billion

•	Airfreight tonnage volume increased 3% and ocean container volume remained flat.

•	Net Revenues[2] increased 11% to a record $570 million and yields expanded 442 basis points to 34.5%

•	Operating Income increased 21% to a record $192 million

•	Net Earnings Attributable to Shareholders increased 16% to a record $118 million

•	Diluted Net Earnings Attributable to Shareholders per share increased 17% to a record $0.62

“In a market where we continue to hear more and more about the overall slowdown in global trade and saw it in our volumes, it is quite pleasing to report another quarter of outstanding financial results and continued achievement of our long-term double-digit growth targets in net revenues, operating income and earnings. We think these results speak clearly to the level of planning that went into the creation of our strategic initiatives and, more importantly, to the level of focus and execution that is taking place in our branches on a day-to-day basis,” said Jeffrey S. Musser, President and Chief Executive Officer. “At a time when it seems that more of our competitors are focused on acquisitions, we remain focused on the organic growth of our people, systems and business. We continue to believe that this model provides the highest long-term value to our employees, customers and shareholders,” Mr. Musser went on to say. “By focusing on organic growth, we can continue to provide superior customer service and reward our highly skilled and motivated employees, for whom we are very grateful, with new opportunities.”

“Our people continued to perform at a high level during the third quarter as demonstrated by expanding yields from improved purchasing in a favorable spot market and strong cost control,” commented Bradley S. Powell, Senior Vice President and Chief Financial Officer. “Air and ocean volume growth slowed and revenues declined 3% year-over-year as both air and ocean overall average sell rates were lower in response to soft market conditions. With these improved margins and continued execution of our strategic initiatives, our primary efficiency measure, operating income as a percentage of net revenue, increased to 33.7%, the highest level in the past five years. We continue to expect pricing volatility going forward as customers and carriers adjust to current market conditions.”

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 186 full-service offices and numerous satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation, order management, warehousing distribution and customized logistics solutions.

_______________________
1Diluted earnings attributable to shareholders per share.
2Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
Third Quarter 2015 Earnings Release, November 3, 2015
Financial Highlights for the Three and Nine months ended September 30, 2015 and 2014 (Unaudited)
(in 000's of US dollars except share data)

	Three months ended September 30,			Nine months ended September 30,
	2015	2014	% Change	2015	2014	% Change
Revenues	$1,651,332	$1,705,105	(3)%	$5,020,411	$4,795,891	5%
Net revenues[1]	$569,981	$513,256	11%	$1,651,608	$1,462,556	13%
Operating income	$191,893	$159,131	21%	$543,492	$436,777	24%
Net earnings attributable to shareholders	$118,310	$102,381	16%	$342,774	$277,507	24%
Diluted earnings attributable to shareholders per share	$0.62	$0.53	17%	$1.79	$1.40	28%
Basic earnings attributable to shareholders per share	$0.63	$0.53	19%	$1.80	$1.41	28%
Diluted weighted average shares outstanding	189,641,774	195,001,267		191,447,796	197,953,810
Basic weighted average shares outstanding	188,424,400	194,419,071		190,231,986	197,305,251
_______________________
1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
During the three and nine-month periods ended September 30, 2015, the Company repurchased 4.3 million and 8.6 million shares of common stock at an average price of $48.58 and $48.10 per share, respectively. During the three and nine-month periods ended September 30, 2014, the Company repurchased 2.8 million and 11.4 million shares of common stock at an average price of $41.46 and $41.60 per share, respectively.
Other, net declined in the three and nine-month periods ended September 30, 2015 when compared with the same periods of 2014 due primarily to foreign exchange losses incurred in the third quarter of 2015.

	Employee headcount as of September 30,
	2015	2014
North America	5,573	5,152
Europe	2,664	2,392
North Asia	2,465	2,502
Middle East, Africa and India	1,388	1,322
South Asia	1,311	1,278
Latin America	797	737
Information Systems	722	687
Corporate	318	302
Total	15,238	14,372

	Year-over-year percentage increase (decrease) in:
	Airfreight kilos	Ocean freight FEU
2015
July	4%	1%
August	—%	—%
September	5%	(2)%
Quarter	3%	—%
_______________________
Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on November 6, 2015 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about November 13, 2015.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on future pricing volatility and impacts on margins, ability to maintain current margin levels, condition of the global economy and global trade, ability to achieve sustainable double digit growth, ability to achieve benefits from strategies, initiatives, ability to achieve strategic goals and benefits of organic growth model. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy and fuel prices, political changes, foreign exchange rates, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	September 30, 2015	December 31, 2014
Assets
Current Assets:
Cash and cash equivalents	$968,683	$927,107
Short-term investments	8,260	40,336
Accounts receivable, net	1,166,300	1,236,042
Deferred Federal and state income taxes	20,862	20,279
Other current assets	71,355	65,486
Total current assets	2,235,460	2,289,250
Property and equipment, net	527,893	538,415
Goodwill	7,927	7,927
Other assets, net	55,738	55,313
	$2,827,018	$2,890,905
Liabilities and Equity
Current Liabilities:
Accounts payable	718,555	770,238
Accrued expenses, primarily salaries and related costs	208,771	192,468
Federal, state and foreign income taxes	27,876	21,077
Total current liabilities	955,202	983,783
Deferred Federal and state income taxes	29,624	35,514

Commitments and contingencies

Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $0.01 per share. Issued and outstanding 186,183,201 shares at September 30, 2015 and 191,655,690 shares at December 31, 2014	1,862	1,916
Additional paid-in capital	874	1,113
Retained earnings	1,910,388	1,903,196
Accumulated other comprehensive loss	(74,079)	(37,817)
Total shareholders’ equity	1,839,045	1,868,408
Noncontrolling interest	3,147	3,200
Total equity	1,842,192	1,871,608
	$2,827,018	$2,890,905

03-November-2015	Expeditors International of Washington, Inc.	Page 3 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2015	2014	2015	2014
Revenues:
Airfreight services	$659,607	$686,434	$2,060,863	$2,000,829
Ocean freight and ocean services	559,976	600,483	1,702,465	1,606,145
Customs brokerage and other services	431,749	418,188	1,257,083	1,188,917
Total revenues	1,651,332	1,705,105	5,020,411	4,795,891
Operating Expenses:
Airfreight services	464,161	516,969	1,484,150	1,503,064
Ocean freight and ocean services	416,075	475,460	1,294,887	1,266,551
Customs brokerage and other services	201,115	199,420	589,766	563,720
Salaries and related costs	295,566	272,548	861,509	789,257
Rent and occupancy costs	25,747	26,396	76,106	76,959
Depreciation and amortization	11,475	12,741	34,424	37,540
Selling and promotion	10,370	9,240	30,146	26,704
Other	34,930	33,200	105,931	95,319
Total operating expenses	1,459,439	1,545,974	4,476,919	4,359,114
Operating income	191,893	159,131	543,492	436,777
Other Income (Expense):
Interest income	2,666	2,793	8,034	8,254
Other, net	(3,085)	2,336	753	5,245
Other (expense) income, net	(419)	5,129	8,787	13,499
Earnings before income taxes	191,474	164,260	552,279	450,276
Income tax expense	72,738	61,463	207,882	171,556
Net earnings	118,736	102,797	344,397	278,720
Less net earnings attributable to the noncontrolling interest	426	416	1,623	1,213
Net earnings attributable to shareholders	$118,310	$102,381	$342,774	$277,507
Diluted earnings attributable to shareholders per share	$0.62	$0.53	$1.79	$1.40
Basic earnings attributable to shareholders per share	$0.63	$0.53	$1.80	$1.41
Weighted average diluted shares outstanding	189,641,774	195,001,267	191,447,796	197,953,810
Weighted average basic shares outstanding	188,424,400	194,419,071	190,231,986	197,305,251

03-November-2015	Expeditors International of Washington, Inc.	Page 4 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2015	2014	2015	2014
Operating Activities:
Net earnings	$118,736	$102,797	$344,397	$278,720
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses (recoveries) on accounts receivable	134	564	995	(55)
Deferred income tax (benefit) expense	(7,611)	(2,085)	13,312	8,000
Excess tax benefits from stock plans	—	(47)	(1,846)	(1,031)
Stock compensation expense	10,919	10,049	32,489	32,220
Depreciation and amortization	11,475	12,741	34,424	37,540
Other	2	139	115	345
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	2,466	(58,984)	18,910	(131,374)
(Decrease) increase in accounts payable and accrued expenses	(19,622)	23,113	3,311	114,036
Increase (decrease) in income taxes payable, net	19,978	2,050	4,110	(27,115)
Increase in other current assets	(3,801)	(3,646)	(1,419)	(5,852)
Net cash from operating activities	132,676	86,691	448,798	305,434
Investing Activities:
Decrease (increase) in short-term investments, net	38,788	45,832	32,076	(13,980)
Purchase of property and equipment	(9,546)	(8,255)	(31,903)	(26,650)
Escrow deposit for land acquisition	—	—	—	(27,101)
Other, net	(2,666)	370	(2,482)	504
Net cash from investing activities	26,576	37,947	(2,309)	(67,227)
Financing Activities:
Proceeds from issuance of common stock	54,606	28,452	114,701	58,469
Repurchases of common stock	(209,970)	(117,044)	(415,475)	(475,160)
Excess tax benefits from stock plans	—	47	1,846	1,031
Dividends paid	—	—	(68,781)	(62,807)
Distribution to noncontrolling interest	—	—	(857)	(85)
Net cash from financing activities	(155,364)	(88,545)	(368,566)	(478,552)
Effect of exchange rate changes on cash and cash equivalents	(20,932)	(16,174)	(36,347)	(16,827)
(Decrease) increase in cash and cash equivalents	(17,044)	19,919	41,576	(257,172)
Cash and cash equivalents at beginning of period	985,727	970,561	927,107	1,247,652
Cash and cash equivalents at end of period	$968,683	$990,480	$968,683	$990,480
Taxes paid:
Income taxes	$60,374	$61,899	$190,024	$195,358

03-November-2015	Expeditors International of Washington, Inc.	Page 5 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands)
(Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended September 30, 2015:
Revenues from unaffiliated customers	$441,097	56,818	24,681	648,096	158,011	234,334	88,295	—	1,651,332
Transfers between geographic areas	29,168	3,492	4,991	5,206	6,289	11,125	5,459	(65,730)	—
Total revenues	$470,265	60,310	29,672	653,302	164,300	245,459	93,754	(65,730)	1,651,332
Net revenues[1]	$232,912	32,713	17,115	135,488	45,970	77,250	28,533	—	569,981
Operating income	$65,389	11,905	5,007	69,690	18,574	14,188	7,140	—	191,893
Identifiable assets	$1,385,157	108,644	56,987	472,189	140,206	427,053	229,670	7,112	2,827,018
Capital expenditures	$6,196	658	222	711	291	1,223	245	—	9,546
Depreciation and amortization	$7,439	363	268	1,336	531	1,120	418	—	11,475
Equity	$1,144,466	64,384	35,890	250,362	103,457	148,287	126,321	(30,975)	1,842,192
Three months ended September 30, 2014:
Revenues from unaffiliated customers	$438,882	55,209	22,962	670,763	174,839	259,960	82,490	—	1,705,105
Transfers between geographic areas	24,847	2,867	5,194	6,116	6,814	9,783	5,171	(60,792)	—
Total revenues	$463,729	58,076	28,156	676,879	181,653	269,743	87,661	(60,792)	1,705,105
Net revenues[1]	$215,320	27,323	16,792	106,225	42,023	80,024	25,549	—	513,256
Operating income	$68,972	7,779	4,890	45,153	12,073	14,921	5,343	—	159,131
Identifiable assets	$1,333,124	113,621	53,939	580,260	152,236	476,799	204,378	11,696	2,926,053
Capital expenditures	$3,171	361	369	1,648	1,247	1,016	443	—	8,255
Depreciation and amortization	$8,369	303	226	1,493	523	1,391	436	—	12,741
Equity	$1,074,837	75,848	34,218	341,092	111,556	185,332	114,229	(33,182)	1,903,930

1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.

03-November-2015	Expeditors International of Washington, Inc.	Page 6 of 8

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Nine months ended September 30, 2015:
Revenues from unaffiliated customers	$1,334,900	170,351	73,076	1,943,441	524,254	716,373	258,016	—	5,020,411
Transfers between geographic areas	89,329	9,991	15,171	16,330	18,677	31,478	15,638	(196,614)	—
Total revenues	$1,424,229	180,342	88,247	1,959,771	542,931	747,851	273,654	(196,614)	5,020,411
Net revenues[1]	$681,868	93,967	51,159	377,384	135,114	229,745	82,371	—	1,651,608
Operating income	$193,117	33,433	15,804	187,343	48,594	44,846	20,355	—	543,492
Identifiable assets	$1,385,157	108,644	56,987	472,189	140,206	427,053	229,670	7,112	2,827,018
Capital expenditures	$20,232	2,602	1,408	1,476	1,599	3,292	1,294	—	31,903
Depreciation and amortization	$22,171	965	784	4,114	1,609	3,542	1,239	—	34,424
Equity	$1,144,466	64,384	35,890	250,362	103,457	148,287	126,321	(30,975)	1,842,192
Nine months ended September 30, 2014:
Revenues from unaffiliated customers	$1,256,075	162,136	65,594	1,863,077	468,152	744,466	236,391	—	4,795,891
Transfers between geographic areas	67,266	7,829	15,965	17,170	20,072	28,931	14,638	(171,871)	—
Total revenues	$1,323,341	169,965	81,559	1,880,247	488,224	773,397	251,029	(171,871)	4,795,891
Net revenues[1]	$607,508	79,017	48,797	297,117	121,261	234,313	74,543	—	1,462,556
Operating income	$180,650	23,155	14,425	124,528	36,371	41,515	16,133	—	436,777
Identifiable assets	$1,333,124	113,621	53,939	580,260	152,236	476,799	204,378	11,696	2,926,053
Capital expenditures	$12,646	1,047	841	5,691	2,221	3,116	1,088	—	26,650
Depreciation and amortization	$24,100	879	665	4,471	1,739	4,376	1,310	—	37,540
Equity	$1,074,837	75,848	34,218	341,092	111,556	185,332	114,229	(33,182)	1,903,930

1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.

03-November-2015	Expeditors International of Washington, Inc.	Page 7 of 8

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operations expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator must consider the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Nine months ended
	September 30,		September 30,
(in thousands)	2015	2014	2015	2014
Total revenues	$1,651,332	$1,705,105	$5,020,411	$4,795,891
Expenses:
Airfreight services	464,161	516,969	1,484,150	1,503,064
Ocean freight and ocean services	416,075	475,460	1,294,887	1,266,551
Customs brokerage and other services	201,115	199,420	589,766	563,720
Net revenues	$569,981	$513,256	$1,651,608	$1,462,556

03-November-2015	Expeditors International of Washington, Inc.	Page 8 of 8